[ZURICH KEMPER LIFE LETTERHEAD]


VIA EDGAR

August 29, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Kemper Investors Life Insurance Company ("KILICO") and
     KILICO Variable Annuity Separate Account
     ("Variable Annuity Separate Account")
     File No. 811-3199

Commissioners:

     Attached for filing, pursuant to Section 30(d) and Rule 30d-2 of the Investment Company Act of 1940 ("1940 Act"), is the most recent semi-annual report of the Variable Annuity Separate Account referenced above for the Kemper Destinations Variable Annuity product ("Destinations"). The semi-annual report consists of a front and back cover binding the most recent semi-annual reports of the mutual fund subaccount options available through the Variable Annuity Separate Account for Destinations. Because the most recent semi-annual reports of the funds have been filed with the SEC by their respective Investment Managers/Advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the semi-annual reports of the underlying funds set forth below.

    The Variable Annuity Separate Account for Destinations includes the underlying fund options as follows:

     Kemper Variable Series (File No. 811-5002)
     Scudder Variable Life Investment Fund (File No. 811-04257)
     The Alger American Fund (File No. 811-5550)
     Dreyfus Investment Portfolios (File No. 811-08673)
     The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-7044) Warburg Pincus Trust (File No. 811-07261)
     Janus Aspen Series (File No. 811-7736)

     Please call the undersigned at 847-969-3524 if you have any questions or comments.

Yours truly,

/s/ Juanita M. Thomas

Juanita M. Thomas
Vice President and
 Assistant General Counsel

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


                                                    SEMIANNUAL REPORT TO
                                         SHAREHOLDERS FOR THE SIX MONTHS
                                                     ENDED JUNE 30, 2000

Semiannual Report
For Contract Holders of Kemper Destinations(SM)

* Kemper Variable Series
* Scudder Variable Life Investment Fund
* The Alger American Fund
* Dreyfus Investment Portfolios
* The Dreyfus Socially Responsible Growth Fund, Inc.
* Warburg Pincus Trust
* Janus Aspen Series


                                           LOGO: KEMPER ANNUITIES & LIFE

This report must be preceded or accompanied by the current prospectus.


Kemper Destinations(SM) (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1 Kemper Drive, Long Grove, IL 60049. Kemper Destinations(SM) may not be available in all states. The contract contains limitations and policy forms may vary by state.


INVESTMENT MANAGERS:
Scudder Kemper Investments, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(Tel) 800-778-1482

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, NY 10048
(Tel) 800-992-3863

The Dreyfus Family of Funds
149 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
(Tel) 800-554-4611

Warburg Pincus
P.O. Box 9030
Boston, MA 02205-9030
(Tel) 800-222-8977

Janus Capital Corporation
P.O. Box 173375
Denver, CO 80217-3375
(Tel) 800-525-3713



Printed on recycled paper.
DEST-3 (8/31/00)    1118980
Printed in the U.S.A.


                                           LOGO: KEMPER ANNUITIES & LIFE
                           Long-term investing in a short-term world(SM)